Exhibit 99.1
2Q25 Earnings Conference Call FlushingBank.com July 25, 2025 Building Rewarding Relationships

Safe Harbor Statement “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Presentation relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements. FlushingBank.com | NSQ: FFIC 2

FlushingBank.com | NSQ: FFIC 3 2Q25 Financial Highlights ▪ Liquidity remains strong with $3.6 billion of undrawn lines and resources at quarter end ▪ Deposit and PPNR Growth • Average total deposits increased 5.7% YoY and 0.6% QoQ to $7.6 billion • Average noninterest bearing deposits increased 6.4% YoY and 2.4% QoQ to $875.5 million • PPNR of $23.1 million and Core PPNR of $19.0 in 2Q25 at highest level since 3Q22 and 4Q22, respectively ▪ Asset Quality Stable to Improving • Net charge-offs totaled 15 bps for 2Q25, less than 1 bp of net recoveries in 2Q24, and 27 bps in 1Q25 • NPAs to assets of 75 bps at 2Q25 compared to 61 bps at 2Q24 and 71 bps at 1Q25 • Criticized and Classified loan to total loans of 108 bps, down from 113 in 2Q24 and 133 in 1Q25 ▪ Tangible common equity ratio of 8.04%, up 25 bps QoQ ▪ NIM Expansion in 2Q25 • GAAP NIM increased 3 bps QoQ to 2.54% • Core NIM expands 3 bps QoQ to 2.52%

FlushingBank.com | NSQ: FFIC 4 Area of Focus: Improving Profitability ▪ Both GAAP and Core NIM expanded 3 bps QoQ, respectively ▪ Real estate loans to reprice ~160 bps higher through 2027 ▪ Noninterest bearing deposit growth ▪ Continue to invest in the business ▪ Focused on improving ROAE over time ▪ Capital to grow as profitability improves

FlushingBank.com | NSQ: FFIC 5 NIM Expansion GAAP & Core NII and NIM Increase 2.05% 2.10% 2.39% 2.51% 2.54% See Appendix for definitions of Core NII FTE and Core NIM 1 Episodic items include prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, and swap termination fees GAAP NIM FTE Net Interest Income and Margin ($ Millions) $42.5 $45.0 $48.2 $52.8 $53.0 2.03% 2.07% 2.25% 2.49% 2.52% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $10. 0 $20. 0 $30. 0 $40. 0 $50. 0 $60. 0 2Q24 3Q24 4Q24 1Q25 2Q25 Core NII FTE Core NIM FTE Core NII FTE increased by $10.5 million YoY

FlushingBank.com | NSQ: FFIC 6 Total Average Deposits ($ Millions) Average Deposits Increase YoY and QoQ; Noninterest Bearing Deposits Increase $7,196 $7,464 $7,450 $7,561 $7,607 3.38% 3.55% 3.21% 3.02% 3.10% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 0 100 0 200 0 300 0 400 0 500 0 600 0 700 0 800 0 2Q24 3Q24 4Q24 1Q25 2Q25 Noninterest Bearing NOW Accounts Savings Money Market CDs Mortgage Escrow Deposit Cost ▪Noninterest bearing deposits turned a corner in 2H24 ▪ Incentive plans emphasize noninterest bearing deposits ▪Checking account openings increased 21.2% YoY and 7.8% QoQ

FlushingBank.com | NSQ: FFIC 7 $373 $720 $1,016 4.88% 4.58% 4.63% 6.24% 6.29% 6.23% (1 50) 50 250 450 650 850 1,0 50 1,2 50 1,4 50 1,6 50 Remainder of 2025 2026 2027 Adjustable Loan Repricing Maturing Fixed Rate Total Loan Repricing Current Rate Repricing Rate Contractual Real Estate Loan Repricing to Drive NIM Expansion Loan Repricing ($ Millions) +136 bps; $5.11 Repricing based primarily on 5-year FLHB-NY advance rate + a spread Floating rate loans, not shown above, include any loans (including back-to-back swaps) tied to an index that reprices within 90 days; Including interest rate hedges of $520 million, $1.9 billion or ~28% of the loan portfolio is effectively floating rate Index values as of June 30, 2025 1 Assumes 100% retention; Annualized 2 Based on the underlying index value on March 31, 2025 ▪As of March 31, 2025, $130.8 million of loans were due to reprice in 2Q25 130 bps higher to 6.65%2 ▪ 92% repriced and remained with the Bank at a weighted average rate of 6.89% (154 bps higher) +171 bps; $12.31 +160 bps; $16.31

FlushingBank.com | NSQ: FFIC 8 Area of Focus: Maintain Credit Discipline ▪ Low risk profile ▪ Conservative loan underwriting ▪ History of low credit losses ▪ Enhanced focus on relationship pricing

FlushingBank.com | NSQ: FFIC 9 Net Charge-offs Significantly Better than the Industry; Strong DCR NCOs / Average Loans1 1 “Industry” includes all U.S. Commercial Banks per S&P Capital IQ 2 Based on most recent Annual Loan Review 3 Based upon a sample size of 62% of multifamily and investor real estate loans schedule to reprice within 36 months as of December 31, 2024 4 Based on appraised value at origination ▪ Multifamily and Investor CRE portfolios debt coverage ratios (DCR) at ~1.85x2 ▪ Charge-offs limited due to DCR stress testing and underwriting practices: ▪ 200 bps shock increase in rates produces a weighted average DCR of ~1.52x3 versus a base of 2.05x3 ▪ 10% increase in operating expense yields a weighted average DCR of ~1.84x3 ▪ 200 bps shock increase in rates and 10% increase in operating expenses results in a weighted average DCR ~1.363 ▪ In all scenarios, weighted average CLTV is less than 50%3,4 -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 1Q25 FFIC Industry

FlushingBank.com | NSQ: FFIC 10 Noncurrent Loans Outperforming the Industry ▪Over two decades and multiple credit cycles, Flushing Financial has a history of better than industry credit quality ▪Average LTVs on the Real Estate portfolio is less than 35%2 ▪ Only $40.9 million of real estate loans (0.6% of gross loans) with an LTV of 75% or more2 ; $13.6 million have mortgage insurance as of June 30, 2025 1 “Industry” includes all U.S. Commercial Banks per S&P Capital IQ 2 Based on appraised value at origination Noncurrent Loans / Loans1 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 1Q25 FFIC Industry

FlushingBank.com | NSQ: FFIC 11 Conservative Underwriting In Multifamily Portfolio Portfolio Data Points Multifamily NPLs/Loans: 50 bps Criticized and Classified Loans/Loans: 73 bps Weighted Average DCR1 : 1.8x Portfolio Size: $2.5 billion Average Loan Size: $1.2 million 1 Based on most recent Annual Loan Review Data as of June 30, 2025

FlushingBank.com | NSQ: FFIC 12 1.16% 19.14% 4.61% 1.43% 0.08% 2.29% 0.53% 31.98% 0.77% 11.75% FFIC Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Criticized and Classified Multifamily Loans / Total Multifamily Loans Low Past Due Multifamily Loans 1 Peers include: BKU, DCOM, FLIC, HNVR, KRNY, NFBK, FLG, PFS, and VLY ▪ 30-89 days past due are 0.12% of total multifamily loans ▪ NPLs are 0.50% of total multifamily loans ▪ Criticized and Classified loans to multifamily loans are 0.73% ▪ LLRs to multifamily criticized and classified loans improved to 69% Multifamily Credit Quality Statistics – 2Q25 Multifamily Ratios vs Peer Banks – 1Q251 Multifamily Allowance for Credit Losses/Criticized and Classified Multifamily Loans – 1Q25 43% 6% 8% 71% 1121% 39% 119% 11% 135% 9% FFIC Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Multifamily Allowance for Credit Losses / Criticized and Classified Multifamily Loans

FlushingBank.com | NSQ: FFIC 13 Strong Credit Quality In Investor CRE Portfolio Data Points Investor CRE NPLs/Loans: 33 bps Criticized and Classified Loans/Loans: 162 bps Weighted Average DCR1 : 1.9x Portfolio Size: $2.0 billion Average Loan Size: $2.6 million 1 Based on most recent Annual Loan Review Data as of June 30, 2025

FlushingBank.com | NSQ: FFIC 14 Area of Focus: Preserving Strong Liquidity and Capital ▪ Maintain ample liquidity with $3.6 billion of undrawn lines and resources as of June 30, 2025 ▪ Average total deposits increased by 5.7% YoY and 0.6% QoQ ▪ Uninsured and uncollateralized deposits only 17% of deposits as of June 30, 2025 ▪ Tangible common equity to tangible asset stable QoQ at 8.04% at June 30, 2025 ▪ Company and Bank well capitalized

FlushingBank.com | NSQ: FFIC 15 Strong Asian Banking Market Focus $45B market size; 3% market share ▪ Asian Communities – Total Loans $740.6 million and Deposits $1.36 billion ▪ 12.4% Deposit CAGR from 2Q22-2Q25 ▪ Multilingual Branch Staff Serves Diverse Customer Base in NYC Metro Area ▪ About One Third of Branches are in Asian markets… more to come ▪ Growth Aided by the Asian Advisory Board ▪ Sponsorships of Cultural Activities Support New and Existing Opportunities $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Asian Deposits ($MMs)

FlushingBank.com | NSQ: FFIC 16 Outlook Balance Sheet ▪ Expect stable total assets; loan growth market dependent ▪ Focused on improving asset and funding mix; expect normal historical funding patterns Net Interest Income ▪ $391.2 million of retail CDs at a weighted average rate of 3.93% to mature in the third quarter; June 2025 CD rates on retention were 3.69% ▪ Some opportunity to continue to reprice non-maturity deposits lower ▪ $373 million of loans scheduled to mature or reprice upwards 136 bps in 20251 ▪ Only $40 million of loan portfolio swaps maturing in 3Q25 with minimal net interest income impact; no other loan or funding swap maturities for the remainder of 2025 ▪ Normal seasonality in deposits outflows in 3Q25 with recovery in 4Q25 Noninterest Income ▪ Approximately $41.2 million of back-to-back swaps in the loan pipeline; banking services fee income to benefit in the quarter as these loans close ▪ BOLI income expected to total $2.2 million per quarter Noninterest Expense ▪ 2025 core noninterest expense expected to increase 4.5-5.5% from the 2024 base of $159.6 million Effective Tax Rate ▪ Expecting 24.5-26.5% for the remainder of 2025 1 Based on June 30, 2025 index values

FlushingBank.com | NSQ: FFIC 17 Key Takeaways Improve Profitability ▪ GAAP and Core NIM each expanded 3 bps QoQ ▪ Real Estate loans expected to reprice ~160 bps higher through 2027 ▪ Some opportunities to lower deposit costs ▪ Continuing to invest in people and branches to drive core business improvements ▪ Focused on improving ROAE over time ▪ Capital to grow as profitability improves Maintain Credit Discipline ▪ Approximately 90% of the loan portfolio is collateralized by real estate with an average LTV of less than 35%1 ▪ Weighted average debt service coverage ratio is 1.8x for multifamily and investor commercial real estate loans ▪ Criticized and classified loans are 1.08% of gross loans ▪ Manhattan office buildings exposure is minimal at 0.5% of gross loans Preserve Strong Liquidity and Capital ▪ $3.6 billion of undrawn lines and resources at of June 30, 2025 ▪ Uninsured and uncollateralized deposits were 17% of total deposits ▪ Average total deposits increased 5.7% YoY ▪ Tangible Common Equity to Tangible Assets was 8.04% at June 30, 2025, up 25 bps QoQ 2025 Areas of Focus Improve Profitability Maintain Credit Discipline Preserve Strong Liquidity and Capital FFIC TBV/Sh $20.89 1 LTV based on appraisals at origination

Appendix

FlushingBank.com | NSQ: FFIC 19 Key Community Events: Lunar New Year Parades

FlushingBank.com | NSQ: FFIC 20 Digital Banking Usage Continues to Increase 8% Increase in Monthly Mobile Deposit Active Users June 2025 YoY Growth ~15,100 Users with Active Online Banking Status June 2025 31,500 Digital Banking Enrollment June 2025 Internet Banks iGObanking and BankPurely national deposit gathering platforms ~2% of Average Deposits for June Numerated Small Business Lending Platform $8.9MM of Commitments in YTD 2025 ~15,700 Zelle® Transactions ~$5.6MM Zelle Dollar Transactions in June 2025

FlushingBank.com | NSQ: FFIC 21 Annual Financial Highlights 1 See Reconciliation of GAAP (Loss) Earnings and Core Earnings in Appendix Reported Results (Loss) Earnings per Share ($1.07) $0.96 $2.50 $2.59 $1.18 $1.44 ROAA (0.35) % 0.34% 0.93% 1.00% 0.48% 0.59 % ROAE (4.73) 4.25 11.44 12.60 5.98 7.35 NIM FTE 2.15 2.24 3.11 3.24 2.85 2.47 Core1 Results EPS $0.73 $0.83 $2.49 $2.81 $1.70 $1.65 ROAA 0.24% 0.29% 0.92% 1.09% 0.68% 0.68 % ROAE 3.25 3.69 11.42 13.68 8.58 8.42 NIM FTE 2.10 2.21 3.07 3.17 2.87 2.49 Credit Quality NPAs/Loans & REO 0.76% 0.67% 0.77% 0.23% 0.31% 0.24 % LLRs/Loans 0.6 0.58 0.58 0.56 0.67 0.38 LLR/NPLs 120.51 159.55 124.89 248.66 214.27 164.05 NCOs/Average Loans 0.11 0.16 0.02 0.05 0.06 0.04 Criticized & Classifieds/Loans 1.07 1.11 0.98 0.87 1.07 0.66 Capital Ratios CET1 10.13% 10.25% 10.52% 10.86% 9.88% 10.95 % Tier 1 10.82 10.93 11.25 11.75 10.54 11.77 Total Risk-based Capital 14.23 14.33 14.69 14.32 12.63 13.62 Leverage Ratio 8.04 8.47 8.61 8.98 8.38 8.73 TCE/TA 7.82 7.64 7.82 8.22 7.52 8.05 Balance Sheet Book Value/Share $21.53 $23.21 $22.97 $22.26 $20.11 $20.59 Tangible Book Value/Share 20.97 22.54 22.31 21.61 19.45 20.02 Dividends/Share 0.88 0.88 0.88 0.84 0.84 0.84 Average Assets ($B) 9.0 8.5 8.3 8.1 7.3 6.9 Average Loans ($B) 6.8 6.8 6.7 6.6 6.0 5.6 Average Deposits ($B) 7.3 6.9 6.5 6.4 5.2 5.0 2024 2023 2022 2021 2020 2019

FlushingBank.com | NSQ: FFIC 22 29 Year Track Record of Steady Growth Core EPS ($) Dividends per Share ($) Tangible Book Value per Share ($) Assets ($B) Total Gross Loans ($B) Total Deposits ($B) $- $0.55 1995 2000 2005 2010 2015 2020 2024 1H25 $0.6 $7.3 1995 2000 2005 2010 2015 2020 2024 2Q25 $0.3 $6.7 1995 2000 2005 2010 2015 2020 2024 2Q25 9% CAGR 11% CAGR 9% CAGR 4% CAGR1 14% CAGR1,2 $4.86 $20.89 1995 2000 2005 2010 2015 2020 2023 2024 2Q25 5% CAGR 1 Calculated from 1996-2024 2 1H25 data annualized Note: Acquisition of Empire Bancorp in 2020 (loans and deposits acquired of $685MM and $854MM, respectively; assets acquired of $982MM) $0.7 $8.8 1995 2000 2005 2010 2015 2020 2024 2Q25 $0.00 $0.88 1995 2000 2005 2010 2015 2020 2024 2Q25

FlushingBank.com | NSQ: FFIC 23 Approach to Real Estate Lending: Low Leverage & Shared Philosophy ▪ Since 1929, we have a long history of lending in metro New York City – Historically, credit quality has outperformed the industry and peers • From 2001-2024, median NCOs to average loans has been 4 bps compared to 59 bps for the industry • Median noncurrent loans to total loans has been 41 bps compared to 127 bps for the industry over the same period ▪ The key to our success is shared client philosophy – Our clients tend to have low leverage (average LTV is <35%) and strong cash flows (DCR is 1.8x for multifamily and investor CRE1 ) – Multigenerational – our clients tend to build portfolio of properties; generally, buy and hold – Borrowers are not transaction oriented – average real estate loan seasoning is over 8 years, which is generally passed the 5-year reset for multifamily and investor CRE loans – We do not attract clients who are short term borrowers, who want funds on future cash flows, or who are aggressively trying to convert rent regulated units into market rents Our conservative lending profile has served us well over many cycles. 1 Based on most recent Annual Loan Review

FlushingBank.com | NSQ: FFIC 24 Loans Secured by Real Estate Have an Average LTV of <35% 38% 10% 12% 8% 7% 5% 4% 4% 4% 2% 2%1%1% 1%1 % Multifamily: 38.0% Owner Occupied CRE: 12.0% Non Real Estate: 10.0% General Commercial: 8.0% One-to-four family - Mixed Use: 7.0% CRE - Shopping Center: 5.0% CRE - Strip Mall: 4.0% Commercial Mixed Use: 4.0% One-to-four family - Residential: 4.0% CRE - Single Tenant: 2.0% Industrial: 2.0% Office - Multi & Single Tenant: 1.0% Health Care/Medical Use: 1.0% Commercial Special Use: 1.0% Construction: 1.0% Office Condo & Co-Op: <1.0% $6.7B Total Portfolio 90% Real Estate Based

FlushingBank.com | NSQ: FFIC 25 Multifamily: Conservative Underwriting Standards ▪ All loans underwritten with a 250-300 bps increase in rates at origination; especially when rates were low ▪ Debt coverage ratios (DCR) based on current rents; not projected cash flows ▪ Underwritten Net Operating Income (NOI) at origination includes forecasted increases in expenses and potential increase in interest rates, which limits overall leverage ▪ Cap rates were underwritten to 5%+ when rates were low ▪ Annual loan reviews performed; cash flows updated annually and a trend analysis on the portfolio is performed ▪ 30-year amortization ▪ Loans generally reset every 5 years (FHLB Advance rate + spread) Portfolio Data Points Portfolio Size: $2.5 billion Average Loan Size: $1.2 million Current Weighted Average Coupon: 5.25% Weighted Average LTV1 : 41% % of Loans with LTV1 >75%: 0.15% Weighted Average DCR2 : 1.8x NPLs/Loans: 0.50% 30-89 Days Past Due/Loans: 0.12% Criticized and Classified Loans/Loans: 73 bps Underwriting Standards at Origination 1 Based on appraisal at origination 2 Excludes co-ops Data as of June 30, 2025

FlushingBank.com | NSQ: FFIC 26 Multifamily: Manageable Repricing Risk Actual Repricing ▪ There were $54.5 million of multifamily loans schedule to reprice or mature in 2Q25 ~171 bps higher based on the March 31, 2025 index – Approximately 97% of the loans repriced and remained with the Bank – These loans repriced 166 bps higher to a weighted average rate of 6.56% ▪ For the remainder of 2025, $180.8 million of loans are forecasted to reprice 170 bps higher to a weighted average rate of 6.22%1 ▪ Example of a typical 2023 loan repricing: – Income and expense increased at an approximate 4% CAGR – Rate resets to FHLB 5-yr advance + a spread – NOI sensitivity provided for illustrative purposes only; actual expense CAGR has been 4% 1 Based on underlying index value on June 30, 2025 Key Data Points At Origination At Reprice Date ($000s) 2019 Stressed CAGR 2023 Purchase Price: $7,500 $7,500 Loan Amount: $4,250 $3,824 $3,824 LTV: 56.7% 51.0% Rate: 3.75% 5.75% 6.45% Annual Payment: $159 $301 $324 Income: 725 848 4% 848 Expense: 362 423 4% 423 NOI: $363 $425 $425 DCR: 2.28 1.41 1.31 NOI Sensitivity CAGR 2023 CAGR 2023 Loan Balance: $3,824 $3,824 Repricing Rate: 6.45% 6.45% Annual Payment: $324 $324 Income: 4% 848 4% 848 Expense: 6% 458 8% 492 NOI: $390 $356 DCR: 1.20 1.10

FlushingBank.com | NSQ: FFIC 27 Multifamily: DCR Risks Are Well Contained Debt Coverage Ratio Details1 Multifamily weighted average DCR: 1.8x2 Amount of loans with a DCR of 1.0-1.2x: $196.0 million3 LTV4 of loans with a DCR of 1.0-1.2x: 51% Amount of loans with a DCR <1.0x: $92.8 million3 LTV4 of loans with a DCR <1.0x: 48% Of the loans with a DCR <1.2x: • $7.5 million have an LTV >70% • $48.3 million have an LTV >60% • $0.9 million are 90+ days past due; $1.7 million criticized or classified (with WA LTV of 57%) 1 Data as of June 30, 2025 2 Based on annual loan reviews 3 Excludes co-ops 4 Based on appraisal at origination ▪ Underwriting assumes higher rates at origination leading to strong DCRs ▪ Low amount of loans with DCRs less than 1.2x and minimal amount below 1.0x ▪ Borrowers have significant equity positions in these loans, especially for those with DCRs less than 1.0x ▪ Credit performance is favorable for DCRs of 1.2x or less: – $0.9 million 90+ days past due – Only $1.7 million of criticized or classified loans with a weighted average LTV of 57% Key Data Points1

FlushingBank.com | NSQ: FFIC 28 Multifamily: Minimal Interest Only; High Quality Performance 1 As of December 31, 2024 2 Based on appraisal at origination 3 Excludes co-ops Interest Only Loan Details1 Total interest only loans: $114.5 million Weighted average LTV2 : 50% Weighted average DCR: 1.8x3 Amount of loans with a DCR <1.2x: $12.3 million3 30-89 Days Past Due/Loans: $0 Criticized and Classified Loans/Loans: $0 Amount of loans to become fully amortizing in 2025: • $59.8 million • 1.9x current DCR and WALTV of 53% ▪ Interest only loans are typically only offered to relationship customers who have a prior history with the Bank ▪ A client requests an interest only loan when cash flows early in the project are low and will increase after improvements occur or if the cash flow is strong enough to cover the required debt service amortizing yet a preferred return for a limited time frame is desired ▪ Significant equity or multiple properties are offsetting factors ▪ Loans are generally interest only for 1-3 years and then become fully amortizing ▪ Underwritten on a fully amortizing basis ▪ Credit performance is stellar with no loans criticized or classified Key Data Points1

FlushingBank.com | NSQ: FFIC 29 Multifamily: Rent Regulated Portfolio – Granular and Low Risk ▪ New York City area has a shortage of affordable housing creating the need for rent regulated units; annual the Rent Guidelines Board establishes rental increases for these units ▪ Loans that contain rent regulated properties are about two thirds of the multifamily portfolio ▪ This portfolio is very granular with about half the portfolio in buildings that are 100% rent regulated and half with a mix of market rents ▪ Borrowers have over 50% equity in these properties ▪ With average seasoning nearly 8 years, these borrowers have experienced rate resets ▪ Credit performance is solid with low levels of delinquencies, criticized, and classified loans Key Data Points1 1 Data as of June 30, 2025 2 Based on appraisal at origination 3 Based on annual loan reviews Portfolio Data Points1 Portfolio Size: $1.5 billion Average Loan Size: $1.3 million Current Weighted Average Coupon: 5.22% Weighted Average LTV2 : 56% % of Loans with LTV2 >75%: 0.2% Weighted Average DCR: 1.73x3 NPLs/Loans: 0.56% 30-89 Days Past Due: 0.16% Criticized and Classified Loans: 3.35% Buildings that are 100% rent regulated: $701.5 million Buildings that are 50-99% rent regulated: $502.1 million Buildings that are <50% rent regulated: $252.8 million

FlushingBank.com | NSQ: FFIC 30 Investor CRE: Conservative Underwriting Standards ▪ All loans underwritten with a 250-300 bps increase in rates at origination; especially when rates were low ▪ Debt coverage ratios (DCR) based on current rents; not projected cash flows ▪ Underwritten Net Operating Income (NOI) at origination includes forecasted increases in expenses and potential increase interest rates, which limits overall leverage ▪ Cap rates were underwritten to 5%+ when rates were low ▪ Annual loan reviews performed; cash flows updated annually and a trend analysis on the portfolio is performed ▪ 30-year amortization ▪ Loans generally reset every 5 years (FHLB Advance rate + spread) Key Data Points1 Portfolio Data Points Portfolio Size: $2.0 billion Average Loan Size: $2.6 million Current Weighted Average Coupon: 5.48% Weighted Average LTV1 : 45% % of Loans with LTV1 >75%: 31 bps Weighted Average DCR: 1.9x NPLs/Loans: 33 bps 30-89 Days Past Due/Loans: 95 bps Criticized and Classified Loans/Loans: 162 bps Data as of June 30, 2025 1 Based on appraisal at origination

FlushingBank.com | NSQ: FFIC 31 Geographically Diverse Multifamily and CRE Portfolios 16% 28% 21% 18% 17% Bronx Kings Manhattan Queens Other $2.5 Billion Portfolio 9% 17% 18% 20% 5% 7% 8% 3% 13% Bronx Kings Manhattan Queens Other NY Nassau Suffolk NJ CT/Other $2.0 Billion Portfolio Multifamily Geography Underwrite Real Estate Loans with a Cap Rates over 6.4% in 2025 (5%+ Historically) and Stress Test Each Loan Non-Owner Occupied CRE Geography

FlushingBank.com | NSQ: FFIC 32 Well-Diversified Commercial Business Portfolio ▪ Primarily in market lending ▪ Annual sales up to $250 million ▪ Lines of credit and term loans, including owner occupied mortgages ▪ Loans secured by business assets, including account receivables, inventory, equipment, and real estate ▪ Personal guarantees are generally required ▪ Originations are generally $100,000 to $10 million ▪ Adjustable rate loans with adjustment periods of five years for owner-occupied mortgages and for lines of credit the adjustment period is generally monthly ▪ Generally not subject to limitations on interest rate increases but have interest rate floors Commercial Business 11.5% 11.3% 10.1% 7.6% 7.2% 6.7% 6.6% 5.8% 5.7% 5.1% 3.4% 3.1% 2.5% 2.5% 2.1% 1.9% 1.9%1.8% 1.6% 1.6% Construction/Contractors: 11.5% Wholesalers: 11.3% Trucking/Vehicle Transport: 10.1% Financing Company: 7.6% Professional Services (Excluding Medical): 7.2% Hotels: 6.7% Manufacturer: 6.6% Other: 5.8% Medical Professionals: 5.7% Automobile Related: 5.1% Restaurants: 3.4% Apparel: 3.1% Airlines: 2.5% Electrical Equipment: 2.5% Theaters: 2.1% Food Service: 1.9% Civic and Social Organizations: 1.9% Real Estate: 1.8% Schools/ Daycare Centers: 1.6% Retailer: 1.6% $1.4B Total Portfolio Real Estate Collateral $766MM

FlushingBank.com | NSQ: FFIC 33 Low Risk Credit Profile Results ACL by Loan Segment (2Q25) $2,488 $1,988 $494 $258 $47 $15 $1,408 0.50% 0.66% 0.34% 0.33% 0.28% 8.83% 0.82% -7 0. 00% -6 0. 00% -5 0. 00% -4 0. 00% -3 0. 00% -2 0. 00% -1 0. 00% 0. 00% 10 .0 0% Multifamily Residential Commercial Real Estate 1-4 Family - Mixed Use 1-4 Family - Residential Construction Small Business Administration Commercial Business and Other Loan Balance ($MM) ACLs / Loans

FlushingBank.com | NSQ: FFIC 34 Interest Rate Hedges: Shifting more towards Neutral Swap Type Notional ($ Million) 3Q25 Maturities ($ Million) 2025 Maturities ($ Million) 2026 Maturities ($ Million) 2027 Maturities ($ Million) Annualized Net Interest Income1 ($ Million) Loans2 $712.0 $60.4 $60.4 $314.4 $115.0 $7.8 Funding2 $725.8 $- $- $180.0 $125.0 $9.4 ▪ The $1.4 billion of total interest rate hedges results in annualized net interest income of $17.2 million as of June 30, 2025 • The net benefit will expand if the Fed raises rates or compress if the Fed cuts rates • The annualized impact of a 25 bp change in SOFR is approximately $3.6 million 1 As of June 30, 2025 2 Does not include $1.0 billion of customer back-to-back loan swaps and $100 million of interest rate floors ▪ Approximately 4% of the interest rate hedges will mature in 2025 and 34% in 2026 ▪ The 3Q25 net interest income impact from maturing swaps is $0.4 million on an annualized basis

FlushingBank.com | NSQ: FFIC 35 Reconciliation of GAAP Earnings (Loss) and Core Earnings Non-cash Fair Value Adjustments to GAAP Earnings The variance in GAAP earnings (loss) and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to borrowings carried at fair value under the fair value option. Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision, Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non-GAAP measures used in this presentation. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company's performance over time and in comparison, to the Company's competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as this measure is commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions. The Company believes this measure facilitates comparison of the quality and composition of the Company's capital over time and in comparison, to its competitors. This measure should not be viewed as a substitute for total shareholders' equity. These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

FlushingBank.com | NSQ: FFIC 36 Reconciliation of GAAP Earnings (Loss) to CORE Earnings - Quarters 1 Core diluted earnings per common share may not foot due to rounding 2 Ratios are calculated on an annualized basis (Dollars in thousands, except per share data) GAAP income (loss) before income taxes $ 18,936 $ (5,931) $ (71,857) $ 11,457 $ 7,136 $ 13,005 $ 12,133 Net (gain) loss from fair value adjustments (Noninterest income (loss)) (1,656) 152 1,136 (974) (57) (1,504) 777 Net loss on sale of securities (Noninterest income (loss)) — — 72,315 — — — — Life insurance proceeds (Noninterest income (loss)) — — (284) (1) — — — Valuation allowance on loans transferred to held for sale (Noninterest income (loss)) (2,590) 194 3,836 — — (2,396) — Net (gain) loss from fair value adjustments on hedges (Net interest income) (64) (56) (2,911) (554) (177) (120) 1 0 Prepayment penalty on borrowings (Noninterest expense) — — 2,572 — — — — Net amortization of purchase accounting adjustments and intangibles (Various) (176) (167) (101) (62) (85) (343) (254) Impairment of goodwill (Noninterest expense) — 17,636 — — — 17,636 — Miscellaneous expense (Professional services) 395 (1) 218 1 0 494 394 494 Core income before taxes 14,845 11,827 4,924 9,876 7,311 26,672 13,160 Provision for core income taxes 3,683 3,896 715 2,153 1,855 7,579 3,392 Core net income $ 11,162 $ 7,931 $ 4,209 $ 7,723 $ 5,456 $ 19,093 $ 9,768 GAAP diluted earnings (loss) per common share $ 0.41 $ (0.29) $ (1.64) $ 0.30 $ 0.18 $ 0.12 $ 0.30 Net (gain) loss from fair value adjustments, net of tax (0.04) — 0.03 (0.02) (0.01) (0.03) 0.02 Net loss on sale of securities, net of tax — — 1.65 — — — — Life insurance proceeds — — (0.01) — — — — Valuation allowance on loans transferred to held for sale, net of tax (0.06) — 0.09 — — (0.05) — Net (gain) loss from fair value adjustments on hedges, net of tax — — (0.05) (0.01) — — — Prepayment penalty on borrowings, net of tax — — 0.04 — — — — Net amortization of purchase accounting adjustments, net of tax — — — — — (0.01) (0.01) Impairment of goodwill — 0.51 — — — 0.51 — Miscellaneous expense, net of tax 0.01 — — — 0.01 0.01 0.01 Loss not attributable to participating securities — — 0.03 — — — — Core diluted earnings per common share(1) $ 0.32 $ 0.23 $ 0.14 $ 0.26 $ 0.18 $ 0.55 $ 0.33 Core net income, as calculated above $ 11,162 $ 7,931 $ 4,209 $ 7,723 $ 5,456 $ 19,093 $ 9,768 Average assets 8,918,075 9,015,880 9,060,481 9,203,884 8,830,665 8,966,707 8,769,085 Average equity 709,839 731,592 662,190 672,762 667,557 720,656 668,371 Core return on average assets(2) 0.50% 0.35% 0.19% 0.34% 0.25% 0.43% 0.22 % Core return on average equity(2) 6.29% 4.34% 2.54% 4.59% 3.27% 5.30% 2.92% 2025 June 30, March 31, 2025 2024 June 30, 2025 2024 December 31, September 30, June 30, 2024 2024 June 30, For the three months ended For the six months ended

FlushingBank.com | NSQ: FFIC 37 Reconciliation of GAAP Revenue and Pre-provision Pre-tax Net Revenue - Quarters Efficiency ratio, a non-GAAP measure, was calculated by dividing core noninterest expense (excluding OREO expense and the net gain/loss from the sale of OREO) by the total of core net interest income and core noninterest income. (Dollars in thousands) GAAP Net interest income $ 53,209 $ 52,989 $ 51,235 $ 45,603 $ 42,776 $ 106,198 $ 85,173 Net (gain) loss from fair value adjustments on hedges (64) (56) (2,911) (554) (177) (120) 1 0 Net amortization of purchase accounting adjustments (257) (252) (191) (155) (182) (509) (453) Core Net interest income $ 52,888 $ 52,681 $ 48,133 $ 44,894 $ 42,417 $ 105,569 $ 84,730 GAAP Noninterest income (loss) $ 10,277 $ 5,074 $ (71,022) $ 6,277 $ 4,216 $ 15,351 $ 7,300 Net (gain) loss from fair value adjustments (1,656) 152 1,136 (974) (57) (1,504) 777 Net loss on sale of securities — — 72,315 — — — — (Reversal) Valuation allowance on loans transferred to held for sale (2,590) 194 3,836 — — (2,396) — Life insurance proceeds — — (284) (1) — — — Core Noninterest income $ 6,031 $ 5,420 $ 5,981 $ 5,302 $ 4,159 $ 11,451 $ 8,077 GAAP Noninterest expense $ 40,356 $ 59,676 $ 45,630 $ 38,696 $ 39,047 $ 100,032 $ 78,939 Prepayment penalty on borrowings — — (2,572) — — — — Net amortization of purchase accounting adjustments (81) (85) (90) (93) (97) (166) (199) Impairment of goodwill — (17,636) — — — (17,636) Miscellaneous expense (395) 1 (218) (10) (494) (394) (494) Core Noninterest expense $ 39,880 $ 41,956 $ 42,750 $ 38,593 $ 38,456 $ 81,836 $ 78,246 Net interest income $ 53,209 $ 52,989 $ 51,235 $ 45,603 $ 42,776 $ 106,198 $ 85,173 Noninterest income (loss) 10,277 5,074 (71,022) 6,277 4,216 15,351 7,300 Noninterest expense (40,356) (59,676) (45,630) (38,696) (39,047) (100,032) (78,939) Pre-provision pre-tax net (loss) revenue $ 23,130 $ (1,613) $ (65,417) $ 13,184 $ 7,945 $ 21,517 $ 13,534 Core: Net interest income $ 52,888 $ 52,681 $ 48,133 $ 44,894 $ 42,417 $ 105,569 $ 84,730 Noninterest income 6,031 5,420 5,981 5,302 4,159 11,451 8,077 Noninterest expense (39,880) (41,956) (42,750) (38,593) (38,456) (81,836) (78,246) Pre-provision pre-tax net revenue $ 19,039 $ 16,145 $ 11,364 $ 11,603 $ 8,120 $ 35,184 $ 14,561 Efficiency Ratio 67.7% 72.2% 79.0% 77.2% 82.6% 69.9% 84.3 % September 30, 2024 June 30, 2024 For the three months ended June 30, 2025 March 31, 2025 December 31, 2024 For the six months ended June 30, 2025 2024 June 30,

FlushingBank.com | NSQ: FFIC 38 Reconciliation of GAAP to Core Net Interest Income and NIM - Quarters 1 Episodic items include prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, and swap terminations fees/income 2 Excludes purchase accounting average balances for all periods presented 3 Excludes interest income from loans held for sale. (Dollars in thousands) GAAP net interest income $ 53,209 $ 52,989 $ 51,235 $ 45,603 $ 42,776 $ 106,198 $ 85,173 Net (gain) loss from fair value adjustments on hedges (64) (56) (2,911) (554) (177) (120) 1 0 Net amortization of purchase accounting adjustments (257) (252) (191) (155) (182) (509) (453) Tax equivalent adjustment 9 6 9 6 9 8 100 9 8 192 198 Core net interest income FTE $ 52,984 $ 52,777 $ 48,231 $ 44,994 $ 42,515 $ 105,761 $ 84,928 Episodic items (1) (878) (294) (648) (1,647) (369) (1,172) (1,297) Net interest income FTE excluding episodic items $ 52,106 $ 52,483 $ 47,583 $ 43,347 $ 42,146 $ 104,589 $ 83,631 Total average interest-earning assets (2) $ 8,405,053 $ 8,471,609 $ 8,590,022 $ 8,712,443 $ 8,358,006 $ 8,438,149 $ 8,298,199 Core net interest margin FTE 2.52% 2.49% 2.25% 2.07% 2.03% 2.51% 2.05 % Net interest margin FTE excluding episodic items 2.48% 2.48% 2.22% 1.99% 2.02% 2.48% 2.02 % GAAP interest income on total loans, net (3) $ 94,758 $ 92,368 $ 94,104 $ 95,780 $ 92,728 $ 187,126 $ 185,687 Net (gain) loss from fair value adjustments on hedges - loans (64) (56) 2 9 (364) (137) (120) (14) Net amortization of purchase accounting adjustments (260) (252) (216) (168) (198) (512) (493) Core interest income on total loans, net $ 94,434 $ 92,060 $ 93,917 $ 95,248 $ 92,393 $ 186,494 $ 185,180 Average total loans, net (2) $ 6,681,009 $ 6,674,665 $ 6,783,264 $ 6,740,579 $ 6,751,715 $ 6,677,855 $ 6,779,829 Core yield on total loans 5.65% 5.52% 5.54% 5.65% 5.47% 5.59% 5.46 % For the three months ended June 30, March 31, December 31, September 30, June 30, 2025 2025 2024 2024 2024 2025 2024 For the six months ended June 30, June 30,

FlushingBank.com | NSQ: FFIC 39 Calculation of Tangible Stockholders’ Common Equity to Tangible Assets - Quarters (Dollars in thousands) Total Equity $ 706,377 $ 702,851 $ 724,539 $ 666,891 $ 665,322 Less: Goodwill — — (17,636) (17,636) (17,636) Core deposit intangibles (940) (1,029) (1,123) (1,220) (1,322) Tangible Stockholders' Common Equity $ 705,437 $ 701,822 $ 705,780 $ 648,035 $ 646,364 Total Assets $ 8,776,524 $ 9,008,396 $ 9,038,972 $ 9,280,886 $ 9,097,240 Less: Goodwill — — (17,636) (17,636) (17,636) Core deposit intangibles (940) (1,029) (1,123) (1,220) (1,322) Tangible Assets $ 8,775,584 $ 9,007,367 $ 9,020,213 $ 9,262,030 $ 9,078,282 Tangible Stockholders' Common Equity to Tangible Assets 8.04% 7.79% 7.82% 7.00% 7.12% 2025 March 31, 2025 June 30, 2024 September 30, June 30, 2024 December 31, 2024

FlushingBank.com | NSQ: FFIC 40 Reconciliation of GAAP Earnings (Loss) and Core Earnings - Years 1 Core diluted earnings per common share may not foot due to rounding 2 Ratios are calculated on an annualized basis December 31, December 31, December 31, December 31, (Dollars In thousands, except per share data) 2021 2020 2019 2018 GAAP (loss) income before income taxes $ (48,267) $ 39,833 $ 104,852 $ 109,278 $ 45,182 $ 53,331 Day 1, Provision for Credit Losses - Empire transaction — — — — 1,818 — Net (gain) loss from fair value adjustments 939 (2,573) (5,728) 12,995 2,142 5,353 Net (gain) loss on sale of securities 72,315 — 10,948 (113) 701 15 Life insurance proceeds (285) (1,281) (1,822) — (659) (462) Valuation allowance on loans transferred to held for sale 3,836 — — — — — Net gain on sale or disposition of assets — — (104) (621) — (770) Net (gain) loss from fair value adjustments on hedges (3,455) (371) (775) (2,079) 1,185 1,678 Accelerated employee benefits upon Officer's death — — — — — 455 Prepayment penalty on borrowings 2,572 — — — 7,834 — Net amortization of purchase accounting adjustments and intangibles (417) (1,007) (2,030) (2,489) 80 — Miscellaneous/Merger expense 722 526 — 2,562 6,894 1,590 Core income before taxes 27,960 35,127 105,341 119,533 65,177 61,190 Provision for core income taxes 6,260 10,209 28,502 30,769 15,428 13,957 Core net income $ 21,700 $ 24,918 $ 76,839 $ 88,764 $ 49,749 $ 47,233 GAAP diluted (loss) earnings per common share $ (1.07) $ 0.96 $ 2.50 $ 2.59 $ 1.18 $ 1.44 Day 1, Provision for Credit Losses - Empire transaction, net of tax — — — — 0.05 — Net (gain) loss from fair value adjustments, net of tax 0.02 (0.06) (0.14) 0.31 0.06 0.14 Net (gain) loss on sale of securities, net of tax 1.68 — 0.26 — 0.02 — Life insurance proceeds (0.01) (0.04) (0.06) — (0.02) (0.02) Valuation allowance on loans transferred to held for sale, net of tax 0.09 — — — — — Net gain on sale or disposition of assets, net of tax — — — (0.01) — (0.02) Net (gain) loss from fair value adjustments on hedges, net of tax (0.08) (0.01) (0.02) (0.05) 0.03 0.05 Accelerated employee benefits upon Officer's death, net of tax — — — — — 0.01 Prepayment penalty on borrowings, net of tax 0.06 — — — 0.20 — Net amortization of purchase accounting adjustments and intangibles, net of tax (0.01) (0.02) (0.05) (0.06) — — Miscellaneous/Merger expense, net of tax 0.02 0.01 — 0.06 0.18 0.04 Loss not attributable to participatng securities 0.02 — — — — — NYS tax change — — — (0.02) — — Core diluted earnings per common share(1) $ 0.73 $ 0.83 $ 2.49 $ 2.81 $ 1.70 $ 1.65 Core net income, as calculated above $ 21,700 $ 24,918 $ 76,839 $ 88,764 $ 49,749 $ 47,233 Average assets 8,951,618 8,501,564 8,307,137 8,143,372 7,276,022 6,947,881 Average equity 667,913 675,151 672,742 648,946 580,067 561,289 Core return on average assets(2) 0.24% 0.29% 0.92% 1.09% 0.68% 0.68 % Core return on average equity(2) 3.25% 3.69% 11.42% 13.68% 8.58% 8.42 % December 31, 2024 December 31, 2022 Years Ended

FlushingBank.com | NSQ: FFIC 41 Reconciliation of GAAP Revenue and Pre-Provision Pre-Tax Net Revenue - Years Efficiency ratio, a non-GAAP measure, was calculated by dividing core noninterest expense (excluding OREO expense and the net gain/loss from the sale of OREO) by the total of core net interest income and core noninterest income. (Dollars In thousands) GAAP Net interest income $ 182,011 $ 179,152 $ 243,616 $ 247,969 $ 195,199 $ 161,940 Net (gain) loss from fair value adjustments on hedges (3,455) (371) (775) (2,079) 1,185 1,678 Net amortization of purchase accounting adjustments (799) (1,454) (2,542) (3,049) (11) — Core Net interest income $ 177,757 $ 177,327 $ 240,299 $ 242,841 $ 196,373 $ 163,618 GAAP Noninterest income (loss) $ (57,445) $ 22,588 $ 10,009 $ 3,687 $ 11,043 $ 9,471 Net (gain) loss from fair value adjustments 939 (2,573) (5,728) 12,995 2,142 5,353 Net (gain) loss on sale of securities 72,315 — 10,948 (113) 701 1 5 Valuation allowance on loans transferred to held for sale 3,836 — — — — — Life insurance proceeds (285) (1,281) (1,822) — (659) (462) Net gain on disposition of assets — — (104) (621) — (770) Core Noninterest income $ 19,360 $ 18,734 $ 13,303 $ 15,948 $ 13,227 $ 13,607 GAAP Noninterest expense $ 163,265 $ 151,389 $ 143,692 $ 147,322 $ 137,931 $ 115,269 Prepayment penalty on borrowings (2,572) — — — (7,834) — Accelerated employee benefits upon Officer's death — — — — — (455) Net amortization of purchase accounting adjustments (382) (447) (512) (560) (91) — Miscellaneous/Merger expense (722) (526) — (2,562) (6,894) (1,590) Core Noninterest expense $ 159,589 $ 150,416 $ 143,180 $ 144,200 $ 123,112 $ 113,224 GAAP: Net interest income $ 182,011 $ 179,152 $ 243,616 $ 247,969 $ 195,199 $ 161,940 Noninterest income (loss) (57,445) 22,588 10,009 3,687 11,043 9,471 Noninterest expense (163,265) (151,389) (143,692) (147,322) (137,931) (115,269) Pre-provision pre-tax net revenue $ (38,699) $ 50,351 $ 109,933 $ 104,334 $ 68,311 $ 56,142 Core: Net interest income $ 177,757 $ 177,327 $ 240,299 $ 242,841 $ 196,373 $ 163,618 Noninterest income 19,360 18,734 13,303 15,948 13,227 13,607 Noninterest expense (159,589) (150,416) (143,180) (144,200) (123,112) (113,224) Pre-provision pre-tax net revenue $ 37,528 $ 45,645 $ 110,422 $ 114,589 $ 86,488 $ 64,001 Efficiency Ratio 81.0% 76.7% 56.5% 55.7% 58.7% 63.9 % December 31, 2020 December 31, 2019 Years Ended December 31, 2021 December 31, 2024 December 31, 2023 December 31, 2022

FlushingBank.com | NSQ: FFIC 42 Reconciliation of GAAP and Core Net Interest Income and NIM - Years 1 Episodic items include prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, and swap terminations fees/income. 2 Excludes purchase accounting average balances for the years ended 2024, 2023, 2022, 2021, and 2020 3 Excludes interest income from loans held for sale. (Dollars In thousands) GAAP net interest income $ 182,011 $ 179,152 $ 243,616 $ 247,969 $ 195,199 $ 161,940 Net (gain) loss from fair value adjustments on hedges (3,455) (371) (775) (2,079) 1,185 1,678 Net amortization of purchase accounting adjustments (799) (1,454) (2,542) (3,049) (11) — Tax equivalent adjustment 396 404 461 450 508 542 Core net interest income FTE $ 178,153 $ 177,731 $ 240,760 $ 243,291 $ 196,881 $ 164,160 Episodic items (1) (3,592) (5,268) (6,445) (6,629) (4,576) (6,501) Net interest income FTE excluding episodic items $ 174,561 $ 172,463 $ 234,315 $ 236,662 $ 192,305 $ 157,659 Total average interest-earning assets (2) $ 8,475,681 $ 8,027,898 $ 7,841,407 $ 7,681,441 $ 6,863,219 $ 6,582,473 Core net interest margin FTE 2.10% 2.21% 3.07% 3.17% 2.87% 2.49 % Net interest margin FTE excluding episodic items 2.06% 2.15% 2.99% 3.08% 2.80% 2.40 % GAAP interest income on total loans, net (3) $ 375,571 $ 355,348 $ 293,287 $ 274,331 $ 248,153 $ 251,744 Net (gain) loss from fair value adjustments on hedges (349) (345) (775) (2,079) 1,185 1,678 Net amortization of purchase accounting adjustments (877) (1,503) (2,628) (3,013) (356) — Core interest income on total loans, net $ 374,345 $ 353,500 $ 289,884 $ 269,239 $ 248,982 $ 253,422 Average total loans, net (2) $ 6,770,826 $ 6,850,124 $ 6,748,165 $ 6,653,980 $ 6,006,931 $ 5,621,033 Core yield on total loans 5.53% 5.16% 4.30% 4.05% 4.14% 4.51 % Years Ended December 31, 2021 December 31, 2024 December 31, 2023 December 31, 2022 December 31, 2020 2019 December 31,

FlushingBank.com | NSQ: FFIC 43 Calculation of Tangible Stockholders’ Common Equity to Tangible Assets - Years (Dollars in thousands) Total Equity $ 724,539 $ 669,837 $ 677,157 $ 679,628 $ 618,997 $ 579,672 Less: Goodwill (17,636) (17,636) (17,636) (17,636) (17,636) (16,127) Core deposit intangibles (1,123) (1,537) (2,017) (2,562) (3,172) — Intangible deferred tax liabilities — — — 328 287 292 Tangible Stockholders' Common Equity $ 705,780 $ 650,664 $ 657,504 $ 659,758 $ 598,476 $ 563,837 Total Assets $ 9,038,972 $ 8,537,236 $ 8,422,946 $ 8,045,911 $ 7,976,394 $ 7,017,776 Less: Goodwill (17,636) (17,636) (17,636) (17,636) (17,636) (16,127) Core deposit intangibles (1,123) (1,537) (2,017) (2,562) (3,172) — Intangible deferred tax liabilities — — — 328 287 292 Tangible Assets $ 9,020,213 $ 8,518,063 $ 8,403,293 $ 8,026,041 $ 7,955,873 $ 7,001,941 Tangible Stockholders' Common Equity to Tangible Assets 7.82% 7.64% 7.82% 8.22% 7.52% 8.05 % December 31, 2024 December 31, 2023 December 31, 2022 December 31, December 31, December 31, 2021 2020 2019

Contact Details Susan K. Cullen SEVP, CFO & Treasurer scullen@flushingbank.com (718) 961-5400

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